_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported):  May 28, 1997


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of May 23, 1997, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1997-B Revolving Home Equity Loan Asset Backed Certificates, Series 1997-B).


                           CWABS, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


          Delaware              333-11095          95-4596514
____________________________   ___________     __________________
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)


       4500 Park Granada
       Calabasas, California                         91302
     _________________________                    __________
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   _____ ________

_________________________________________________________________


Item 5.        Other Events.
____           ____________

Filing of Certain Materials
___________________________

               Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-B.

               The audited financial statements of Capital Markets Assurance Corporation ("CapMac") that are included in this Form 8-K and the prospectus supplement (the "Audited CapMac Financials") have been audited by KPMG Peat Marwick LLP ("KPMG"). The consent of KPMG is attached hereto as Exhibit
23.1.  The audited financial statements of CapMAC are attached hereto as
Exhibit 99.1. The unaudited financial statements of CapMAC for the period ended March 31, 1997 (the "Unaudited CapMAC Financials") that are included in this Form 8-K and the prospectus supplement are attached hereto as Exhibit 99.2.

               In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1997-B, each of Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Countrywide Securities Corporation ("Countrywide Securities" and together with Prudential, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

               For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of the Underwriters are filed as Exhibit 99.3.

___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 21, 1997 and the prospectus supplement dated May 23, 1997, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1997-B.

Item 7.  Financial Statements, Pro Forma Financial
____     _________________________________________
         Information and Exhibits.
         ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1      Consent of KPMG Peat Marwick LLP

     99.1      Audited CapMAC Financials.

     99.2      Unaudited CapMAC Financials

     99.3      Computational Materials.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David Walker
                                  ___________________________
                                  David Walker
                                  Vice President



Dated:  May 27, 1997

                                Exhibit Index
                                _____________


Exhibit                                                                  Page
_______                                                                  ____

23.1      Consent of KPMG Peat Marwick LLP

99.1      Audited CapMAC Financials.

99.2      Unaudited CapMAC Financials

99.3      Computational Materials.

              EXHIBIT 23.1:  CONSENT OF INDEPENDENT ACCOUNTANTS

See Attached.


                                                                 Exhibit 23.1
                                                                 ____________


             Consent of Independent Certified Public Accountants



The Board of Directors
Capital Markets Assurance Corporation:


We consent to the use of our report included in the Form 8-K of CWABS, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus Supplement for Countrywide Home Equity Loan Trust 1997-B, Revolving Home Equity Loan Asset Backed Certificates, Series 1997-B.

New York, New York
May 27, 1997




                                                             Exhibit 99.1
                                                             ------------

[KPMG LOGO]







                      CAPITAL MARKETS ASSURANCE CORPORATION

                              FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)





[KPMG LETTERHEAD]



                          Independent Auditors' Report

The Board of Directors
Capital Markets Assurance Corporation:

We have audited the accompanying balance sheets of Capital Markets Assurance Corporation as of December 31, 1996 and 1995 and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Markets Assurance Corporation as of December 31, 1996 and 1995 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.



                                               [KPMG PEAT MARWICK LLP SIGNATURE]


New York, New York
January 29, 1997







                      CAPITAL MARKETS ASSURANCE CORPORATION
                                 BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                          ASSETS
                                          ------
                                                                 December 31     December 31
                                                                        1996            1995
---------------------------------------------------------------------------------------------
INVESTMENTS:

Bonds at fair value (amortized cost $294,861 at December 31,
1996 and $210,651 at December 31, 1995)                             $297,893         215,706

Short-term investments (at amortized cost which approximates
fair value)                                                           16,810          68,646
---------------------------------------------------------------------------------------------
   Total investments                                                 314,703         284,352
---------------------------------------------------------------------------------------------
Cash                                                                     371             344

Accrued investment income                                              3,807           3,136

Deferred acquisition costs                                            45,380          35,162

Premiums receivable                                                    5,141           3,540

Prepaid reinsurance                                                   18,489          13,171

Other assets                                                           6,424           3,428
---------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                     $394,315         343,133
=============================================================================================

                        LIABILITIES AND STOCKHOLDER'S EQUITY
                        ------------------------------------

LIABILITIES:

Unearned premiums                                                   $ 68,262          45,767

Reserve for losses and loss adjustment expenses                       10,985           6,548

Ceded reinsurance                                                      1,738           2,469

Accounts payable and other accrued expenses                            8,019          10,844

Current income taxes                                                     679             136

Deferred income taxes                                                 15,139          11,303
---------------------------------------------------------------------------------------------
   Total liabilities                                                 104,822          77,067
---------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY:

Common stock - $1.00 par value per share; 15,000,000 share
are authorized, issued and outstanding at December 31, 1996
and 1995                                                              15,000          15,000

Additional paid-in capital                                           208,475         205,808

Unrealized appreciation on investments, net of tax                     1,970           3,286

Retained earnings                                                     64,048          41,972
---------------------------------------------------------------------------------------------
   Total stockholder's equity                                        289,493         266,066
---------------------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                       $394,315         343,133
=============================================================================================




                 See accompanying notes to financial statements.








                      CAPITAL MARKETS ASSURANCE CORPORATION
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)


                                        Year Ended        Year Ended         Year Ended
                                 December 31, 1996  December 31,1995  December 31, 1994
----------------------------------------------------------------------------------------
REVENUES:

Direct premiums written                    $ 71,752           56,541             43,598

Assumed premiums written                      1,086              935              1,064

Ceded premiums written                      (15,104)         (15,992)           (11,069)
----------------------------------------------------------------------------------------
  Net premiums written                       57,734           41,484             33,593

Increase in unearned premiums               (17,177)         (12,242)           (10,490)
----------------------------------------------------------------------------------------
  Net premiums earned                        40,557           29,242             23,103

Net investment income                        16,992           11,953             10,072

Net realized capital gains                      236            1,301                 92

Other income                                    146            2,273                120
----------------------------------------------------------------------------------------
  Total revenues                             57,931           44,769             33,387
----------------------------------------------------------------------------------------

EXPENSES:

Losses and loss adjustment expenses           4,815            3,141              1,429

Underwriting and operating expenses          14,613           13,808             11,833

Policy acquisition costs                      7,824            7,203              4,529
----------------------------------------------------------------------------------------
  Total expenses                             27,252           24,152             17,791
----------------------------------------------------------------------------------------
  Income before income taxes                 30,679           20,617             15,596
----------------------------------------------------------------------------------------

INCOME TAXES:

Current income tax                            5,235            2,113                865

Deferred income tax                           3,368            3,102              2,843
----------------------------------------------------------------------------------------
  Total income taxes                          8,603            5,215              3,708
----------------------------------------------------------------------------------------

  NET INCOME                               $ 22,076           15,402             11,888
========================================================================================





                 See accompanying notes to financial statements.







                      CAPITAL MARKETS ASSURANCE CORPORATION
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                Year Ended             Year Ended            Year Ended
                                          December 31,1996      December 31, 1995     December 31, 1994
-------------------------------------------------------------------------------------------------------



COMMON STOCK:

Balance at beginning of year                      $  15,000                15,000                15,000
-------------------------------------------------------------------------------------------------------
  Balance at end of year                             15,000                15,000                15,000
-------------------------------------------------------------------------------------------------------

ADDITIONAL PAID-IN CAPITAL:

Balance at beginning of year                        205,808               146,808               146,808

Capital contribution                                  2,667                59,000                  --
-------------------------------------------------------------------------------------------------------
  Balance at end of year                            208,475               205,808               146,808
-------------------------------------------------------------------------------------------------------



UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS, NET OF TAX:

Balance at beginning of year                          3,286                (5,499)                3,600

Unrealized appreciation (depreciation)
on investments                                       (1,316)                8,785                (9,099)
-------------------------------------------------------------------------------------------------------
  Balance at end of year                              1,970                 3,286                (5,499)
-------------------------------------------------------------------------------------------------------



RETAINED EARNINGS:

Balance at beginning of year                         41,972                26,570                14,682

Net income                                           22,076                15,402                11,888
-------------------------------------------------------------------------------------------------------
  Balance at end of year                             64,048                41,972                26,570
-------------------------------------------------------------------------------------------------------



  TOTAL STOCKHOLDER'S EQUITY                      $ 289,493               266,066               182,879
=======================================================================================================




                 See accompanying notes to financial statements.







                      CAPITAL MARKETS ASSURANCE CORPORATION
                            STATEMENTS OF CASH FLOWS
                              (DOLLAR IN THOUSANDS)

                                                        Year Ended            Year Ended            Year Ended
                                                 December 31, 1996     December 31, 1995     December 31, 1994
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                               $  22,076                15,402                11,888
---------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET
CASH PROVIDED (USED) BY OPERATING ACTIVITIES:

  Reserve for losses and loss adjustment
  expenses                                                   4,437                 1,357                 1,429

  Unearned premiums, net                                    22,496                19,862                15,843

  Deferred acquisition costs                               (10,218)              (10,302)               (9,611)

  Premiums receivable                                       (1,601)                 (161)               (2,103)

  Accrued investment income                                   (671)                 (390)                 (848)

  Income taxes payable                                       3,911                 3,621                 2,611

  Net realized capital gains                                  (236)               (1,301)                  (92)

  Accounts payable and other accrued
  expenses                                                   1,020                   472                 3,726

  Prepaid reinsurance                                       (5,318)               (7,620)               (5,352)

  Other, net                                                (3,396)                  992                   689
---------------------------------------------------------------------------------------------------------------
        Total adjustments                                   10,424                 6,530                 6,292
---------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                 32,500                21,932                18,180
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchases of investments                                (199,989)             (158,830)              (77,980)

  Proceeds from sales of investments                        57,210                49,354                39,967

  Proceeds from maturities of investments                  110,306                28,803                19,665
---------------------------------------------------------------------------------------------------------------
  NET CASH USED IN INVESTING ACTIVITIES                    (32,473)              (80,673)              (18,348)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

  Capital contribution                                           -                59,000                     -
---------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                      -                59,000                     -
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                 27                   259                  (168)

Cash balance at beginning of year                              344                    85                   253
---------------------------------------------------------------------------------------------------------------
  CASH BALANCE AT END OF YEAR                            $     371                   344                    85
===============================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Income taxes paid                                        $   4,525                 1,450                 1,063
===============================================================================================================







                 See accompanying notes to financial statements.






                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

1)      BACKGROUND
        Capital Markets Assurance Corporation ("CapMAC" or "the Company") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is a wholly owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset- backed, corporate, municipal and other financial obligations written by other major insurance companies.

        CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Ratings Group ("S&P"), "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps"), and "AAA" by Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2)      SIGNIFICANT ACCOUNTING POLICIES
        Significant   accounting   policies  used  in  the  preparation  of  the
        accompanying financial statements are as follows:

        a)     BASIS OF PRESENTATION
               The accompanying financial statements are prepared on the basis of generally accepted accounting principles ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes the most significant estimates relate to deferred acquisition costs, reserve for losses and loss adjustment expenses and disclosures of financial guarantees outstanding. Actual results could differ from those estimates.

        b)     INVESTMENTS
               As of December 31, 1996 and 1995, all of the Company's securities have been classified as available-for-sale. Available-for-sale securities are recorded at fair value. Fair value is generally based upon quoted market prices. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of stockholder's equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer. A decline in the fair value of any available-for-sale security below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.





                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

               Short-term investments are those investments having a maturity of less than one year at purchase date. Short-term investments are carried at amortized cost which approximates fair value.

               Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned. Realized gains and losses are included in earnings and are derived using the FIFO (first-in, first-out) method for determining the cost of securities sold.

        c)     PREMIUM REVENUE RECOGNITION
               Premiums which are payable monthly to CapMAC are reflected in income when due, net of amounts payable to reinsurers. Premiums which are payable quarterly, semi-annually or annually are reflected in income, net of amounts payable to reinsurers, on an equal monthly basis over the corresponding policy term. Premiums that are collected as a single premium at the inception of the policy and have a term longer than one year are earned, net of amounts payable to reinsurers, by allocating premium to each bond maturity based on the principal amount and earning it straight-line over the term of each bond maturity. For the years ended December 31, 1996 and 1995, 91% of net premiums earned were attributable to premiums payable in installments and 9% were attributable to premiums collected on an up-front basis.

        d)     DEFERRED ACQUISITION COSTS
               Certain costs incurred by CapMAC, which vary with and are primarily related to the production of new business, are deferred. These costs include direct and indirect expenses related to underwriting, marketing and policy issuance, rating agency fees and premium taxes, net of reinsurance ceding commissions. The deferred acquisition costs are amortized over the period in proportion to the related premium earnings. The actual amount of premium earnings may differ from projections due to various factors such as renewal or early termination of insurance contracts or different run-off patterns of exposure resulting in a corresponding change in the amortization pattern of the deferred acquisition costs.

        e)     RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES
               The reserve for losses and loss adjustment expenses consists of a supplemental loss reserve ("SLR") and a case basis loss reserve. The SLR is established for expected levels of losses resulting from credit failures on currently insured issues and reflects the estimated portion of earned premiums required to cover those losses.

               A case basis loss reserve is established for insured obligations when, in the judgment of management, a default in the timely payment of debt service is imminent. For defaults considered temporary, a case basis loss reserve is established in an amount equal to the present value of the anticipated defaulted debt service payments over the expected period of default. If the default is judged not to be temporary, the present value of all remaining defaulted debt service payments is recorded as a case basis loss reserve. Anticipated salvage recoveries are considered in establishing case basis loss reserves when such amounts are reasonably estimable. Case basis loss reserves may be allocated from any SLR outstanding at the time the case basis reserves are established.







                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

               Management believes that the current level of reserves is adequate to cover the ultimate net cost of claims and the related expenses with respect to financial guarantees issued by CapMAC. The establishment of the appropriate level of loss reserves is an inherently uncertain process involving estimates and subjective judgments by management, and therefore there can be no assurance that ultimate losses in CapMAC's insured portfolio will not exceed the current estimate of loss reserves.

        f)     DEPRECIATION
               Leasehold improvements, furniture, fixtures and electronic data processing equipment are being amortized or depreciated over the lease term or useful life, whichever is shorter, using the straight-line method.

        g)     INCOME TAXES
               Deferred income taxes are provided with respect to temporary differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date.



                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

  3)    INSURED PORTFOLIO
        At December 31, 1996 and 1995, the principal amount of financial obligations insured by CapMAC was $24.5 billion and $16.9 billion, respectively, and net of reinsurance (net principal outstanding), was $19.7 billion and $12.6 billion, respectively, with a weighted average life of 6.4 years and 6.0 years, respectively. CapMAC's insured portfolio was broadly diversified by geographic distribution and type of insured obligations, with no single insured obligation in excess of statutory single risk limits, after giving effect to any reinsurance and collateral, which are a function of CapMAC's statutory qualified capital (the sum of statutory capital and surplus and mandatory contingency reserve). At December 31, 1996 and 1995, the statutory qualified capital was approximately $260 million and $240 million, respectively.

                                                         Net Principal Outstanding
                                              December 31, 1996             December 31, 1995
                                         -------------------------      -----------------------
Type of Obligations Insured ($ in millions)    Amount           %           Amount           %
----------------------------------------------------------------------------------------------
Consumer receivables                        $ 10,362         52.8         $  6,959        55.1

Trade and other corporate
obligations                                    8,479         43.1            4,912        38.9

Municipal/government obligations                 814          4.1              757         6.0
----------------------------------------------------------------------------------------------
  TOTAL                                     $ 19,655        100.0         $ 12,628       100.0
==============================================================================================


        At December 31, 1996 and 1995, the principal and interest amount of financial obligations insured by CapMAC was $29.8 billion and $20.3 billion, respectively, and net of reinsurance (net principal and interest outstanding) was $23.3 billion and $15.1 billion, respectively. At December 31, 1996, approximately 93% of CapMAC's insured portfolio was comprised of structured asset-backed transactions. Under these structures, a pool of assets covering at least 100% of the principal amount guaranteed under its insurance contract is sold or pledged to a special purpose bankruptcy remote entity. CapMAC's primary risk from such insurance contracts is the impairment of cash flows due to delinquency or loss on the underlying assets. CapMAC, therefore, evaluates all the factors affecting past and future asset performance by studying historical data on losses, delinquencies and recoveries of the underlying assets. Each transaction is reviewed to ensure that an appropriate legal structure is used to protect against the bankruptcy risk of the originator of the assets. Along with the legal structure, an additional level of first loss protection is also created to protect against losses due to credit or dilution. This first level of loss protection is usually available from reserve funds, excess cash flows, overcollateralization, or recourse to a third party. The level of first loss protection depends upon the historical losses and dilution of the underlying assets, but is typically several times the normal historical loss experience for the underlying type of assets.

        During 1995, the Company sold without recourse its interest in potential cash flows from transactions included in its insured portfolio and recognized $2,200,000 of income which has been included in other income in the accompanying financial statements.

        The following entities each accounted for, through referrals and otherwise, 10% or more of total revenues for each of the periods presented:

                                 Year Ended                 Year Ended                  Year Ended
                          December 31, 1996          December 31, 1995           December 31, 1994
                     ----------------------    -----------------------     -----------------------
                                       % of                       % of                        % of
                                   Revenues                   Revenues                    Revenues
                     ----------------------    -----------------------     -----------------------
Citicorp                               14.5                       15.2                        16.3












                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


4)      INVESTMENTS
        The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value for available-for-sale securities by major security type at December 31, 1996 and 1995 were as follows ($ in thousands):


December 31, 1996
-----------------------------------------------------------------------------------

                                                       Gross       Gross  Estimated
                                        Amortized Unrealized  Unrealized       Fair
Securities Available-for-sale                Cost      Gains      Losses      Value
-----------------------------------------------------------------------------------
U.S. Treasury obligations              $    4,059         10           -      4,069

Mortgage-backed securities of
U.S. government instrumentalities
and agencies                              109,436        265       1,160    108,541

Obligations of states, municipalities
and political subdivisions                177,811      4,602         555    181,858

Corporate and asset-backed
securities                                 20,365         23         153     20,235
-----------------------------------------------------------------------------------
   TOTAL                               $  311,671      4,900       1,868    314,703
===================================================================================


December 31, 1995
-----------------------------------------------------------------------------------

                                                       Gross       Gross  Estimated
                                        Amortized Unrealized  Unrealized       Fair
Securities Available-for-sale                Cost      Gains      Losses      Value
-----------------------------------------------------------------------------------
U.S. Treasury obligations              $    4,153         55           -      4,208

Mortgage-backed securities of
U.S. government instrumentalities
and agencies                              100,628        313          79    100,862

Obligations of states, municipalities
and political subdivisions                166,010      4,809          82    170,737

Corporate and asset-backed
securities                                  8,506         45           6      8,545
-----------------------------------------------------------------------------------
   TOTAL                               $  279,297      5,222         167    284,352
===================================================================================







                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


        The amortized cost and estimated fair value of investments in debt securities at December 31, 1996 by contractual maturity are shown below ($ in thousands):

December 31, 1996
------------------------------------------------------------------------------------
                                                        Amortized          Estimated
Securities Available-for-sale                                Cost         Fair Value
------------------------------------------------------------------------------------
Due in one year or less                                $   11,627             11,644
Due after one year through five years                      31,821             32,815
Due after five years through ten years                     76,450             78,200
Due after ten years                                        82,337             83,503
------------------------------------------------------------------------------------
     Sub-total                                            202,235            206,162
Mortgage-backed securities                                109,436            108,541
------------------------------------------------------------------------------------
        TOTAL                                          $  311,671            314,703
====================================================================================

        Actual  maturities  may  differ  from  contractual   maturities  because
        borrowers may call or prepay obligations with or without call or prepayment penalties.

        Proceeds from sales of investment securities were approximately $57.2 million, $49.3 million and $39.9 million in 1996, 1995 and 1994, respectively. Gross realized capital gains of $772,000, $1,320,000 and $714,000, and gross realized capital losses of $536,000, $19,000 and $622,000 were realized on those sales for the years ended December 31, 1996, 1995 and 1994, respectively.

        Investments   include  bonds  having  a  fair  value  of   approximately
        $3,884,000 and $3,985,000 which are on deposit at December 31, 1996 and 1995, respectively, with state regulators as required by law.

        Investment income is comprised of interest and dividends, net of related expenses, and is applicable to the following sources:


                                   Year Ended            Year Ended            Year Ended
$ in thousands               December 31, 1996    December 31, 1995     December 31, 1994
-----------------------------------------------------------------------------------------
Bonds                                $ 15,726                11,105                 9,193

Short-term investments                  1,534                 1,245                   484

Mutual funds                                -                  (162)                  579

Investment expenses                      (268)                 (235)                 (184)
-----------------------------------------------------------------------------------------
  TOTAL                              $ 16,992                11,953                10,072
=========================================================================================







                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

        The    change   in    unrealized    appreciation    (depreciation)    on
        available-for-sale securities is included as a separate component of stockholder's equity as shown below:

                                                    Year  Ended           Year Ended
$ in thousands                                 December 31, 1996    December 31, 1995
-------------------------------------------------------------------------------------
Balance at beginning of year                           $  3,286               (5,499)

Change in unrealized (depreciation) appreciation         (2,024)              13,386

Income tax effect                                           708               (4,601)
-------------------------------------------------------------------------------------
Net change                                               (1,316)               8,785
-------------------------------------------------------------------------------------
  BALANCE AT END OF YEAR                               $  1,970                3,286
====================================================================================

        No single  issuer,  except for  investments  in U.S.  Treasury  and U.S.
        government agency securities, exceeds 2% of stockholder's equity as of December 31, 1996 and 1995, respectively.

5)      DEFERRED ACQUISITION COSTS

        The following table reflects acquisition costs deferred by CapMAC and amortized in proportion to the related premium earnings:


                                     Year Ended          Year Ended         Year  Ended
$ in thousands                December 31, 1996   December 31, 1995   December 31, 1994
---------------------------------------------------------------------------------------
Balance at beginning of year        $    35,162              24,860              15,249

Additions                                18,042              17,505              14,140

Amortization (policy
acquisition costs)                       (7,824)             (7,203)             (4,529)
---------------------------------------------------------------------------------------
  BALANCE AT END OF YEAR            $    45,380              35,162              24,860
=======================================================================================


6)      EMPLOYEE BENEFITS
        CapMAC has a service agreement with CapMAC Financial Services, Inc. ("CFS"). Under the service agreement, CFS has agreed to provide various services, including underwriting, reinsurance, marketing, data processing and other services to CapMAC in connection with the operation of CapMAC's insurance business. CapMAC pays CFS a fee for providing such services, but not in excess of CFS's cost for such services. CFS incurred, on behalf of CapMAC, total compensation expenses, excluding bonuses, of $13,374,000, $13,484,000 and $11,081,000 in 1996, 1995 and
        1994, respectively.

        The Company, through CFS, maintains an incentive compensation plan for its employees. The plan is an annual discretionary bonus award. For the years ended December 31, 1996, 1995 and 1994, the Company had provided approximately $8,810,000, $7,804,000 and $5,253,000, respectively, for the plan. CFS also provides health and welfare benefits to substantially all of its employees. The Company incurred $551,943, $598,530, and $562,508 of expense for the years ended December 31, 1996, 1995 and 1994, respectively, for such plan. The Company also has a defined contribution retirement plan which allows participants to make voluntary contributions by salary reduction pursuant to section 401 (k) of the Internal Revenue Code. The Company provides for the administrative cost for the 401 (k) plan.





                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

        On June 25, 1992, certain officers of CapMAC were granted 182,633 restricted stock units ("RSU") at $13.33 a share in respect of certain deferred compensation. On December 7, 1995, the RSU's were converted to cash in the amount of approximately $3.7 million, and such officers agreed to defer receipt of such cash amount in exchange for receiving the same number of new shares of restricted stock of Holdings as the number of RSU's such officers previously held. During 1995 and 1994, the expense was $1.3 million and $0.1 million, respectively. During 1996, Holdings assumed the liability of $3.7 million less the related deferred tax asset of $1.1 million as capital contribution. The cash amount is held by Holdings and invested in accordance with certain guidelines. Such amount, including the investment earnings thereon, will be paid to each officer upon the occurrence of certain events but no later than December 2000.

7)      EMPLOYEE STOCK OWNERSHIP PLAN
        Holdings maintains an Employee Stock Ownership Plan ("ESOP") to provide its employees the opportunity to obtain beneficial interests in the stock of Holdings through a trust (the "ESOP Trust"). Compensation expense related to the ESOP and allocated to CapMAC was approximately $2,764,000, $2,087,000 and $2,086,000 for the years ended December 31,
        1996, 1995 and 1994, respectively.





                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

8)      RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES
        The reserve for losses and loss adjustment expenses consists of a case basis loss reserve and the SLR.

        In 1995, CapMAC incurred its first claim on a financial guarantee policy. Based on its current estimate, the Company expects the aggregate amount of claims and related expenses not to exceed $2.7 million, although no assurance can be given that such claims and related expenses will not exceed that amount. Such loss amount was covered through a recovery under a quota share reinsurance agreement of $0.2 million and a reduction in the SLR of $2.5 million. The portion of such claims and expenses not covered under the quota share agreement is being funded through payments to CapMAC from the Lureco Trust Account (see note 12).

        The following is a summary of the activity in the case basis loss reserve account and the components of the reserve for losses and loss adjustment expenses ($ in thousands):


                                                             1996      1995        1994
---------------------------------------------------------------------------------------
CASE BASIS LOSS RESERVE:

Net balance at January 1                                 $    620         -           -
---------------------------------------------------------------------------------------

INCURRED RELATED TO:
  Current year                                                  -     2,473           -
  Prior years                                                   -         -           -
---------------------------------------------------------------------------------------
Total incurred                                                  -     2,473           -

PAID RELATED TO:
  Current year                                                  -     1,853           -
  Prior years                                                 309         -           -
---------------------------------------------------------------------------------------
Total paid                                                    309     1,853           -
---------------------------------------------------------------------------------------
Net balance at December 31                                    311       620           -
Reinsurance recoverable                                         -        69           -
---------------------------------------------------------------------------------------
GROSS BALANCE AT DECEMBER 31                                  311       689           -
---------------------------------------------------------------------------------------
SUPPLEMENTAL LOSS RESERVE
Balance at January 1                                        5,859     5,191       3,762
---------------------------------------------------------------------------------------
  Additions to supplemental loss reserve                    4,815     3,141       1,429
  Allocated to case basis reserve                               -    (2,473)          -
---------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                     10,674     5,859       5,191
---------------------------------------------------------------------------------------
TOTAL RESERVE FOR LOSSES AND LOSS ADJUSTMENT
EXPENSES                                                 $ 10,985     6,548       5,191
=======================================================================================








                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

9)      INCOME TAXES
        Pursuant to a tax sharing agreement with Holdings, the Company is included in Holdings' consolidated U.S. Federal income tax return. The Company's annual Federal income tax liability is determined by computing its pro rata share of the consolidated group Federal income tax liability.

        Total income tax expense differed from the amount computed by applying the U.S. Federal income tax rate of 35% in 1996 and 1995 and 34% in 1994:


                                     Year Ended           Year Ended          Year  Ended
                              December 31, 1996    December 31, 1995    December 31, 1994
$ in thousands                   Amount       %       Amount       %       Amount       %
-----------------------------------------------------------------------------------------
Expected tax expense computed
at the statutory rate           $10,738    35.0       $7,216    35.0       $5,303    34.0
Increase (decrease) in tax
resulting from:

  Tax-exempt interest            (2,916)   (9.5)      (2,335)  (11.3)      (1,646)  (10.6)
  Other, net                        781     2.5          334     1.6           51     0.4
-----------------------------------------------------------------------------------------
      TOTAL INCOME TAX EXPENSE  $ 8,603    28.0       $5,215    25.3       $3,708    23.8
=========================================================================================


        The tax effects of temporary differences that give rise to significant portions of the deferred Federal income tax liability are as follows:

$ in thousands                                 December 31, 1996  December 31, 1995
-----------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred compensation                                  $     200              1,901
Losses and loss adjustment expenses                        1,527              1,002
Unearned premiums                                            866                852
Other, net                                                    96                 98
-----------------------------------------------------------------------------------
  Total gross deferred tax assets                          2,689              3,853
-----------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
Deferred acquisition costs                                15,883             12,307
Unrealized capital gains on investments                    1,061              1,769
Other, net                                                   884              1,080
-----------------------------------------------------------------------------------
  Total gross deferred tax liabilities                    17,828             15,156
-----------------------------------------------------------------------------------
  NET DEFERRED TAX LIABILITY                           $  15,139             11,303
===================================================================================


        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that the deferred tax assets will be fully realized in the future.






                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

10)     INSURANCE REGULATORY RESTRICTIONS
        CapMAC is subject to insurance regulatory requirements of the State of New York and other states in which it is licensed to conduct business. Generally, New York insurance laws require that dividends be paid from earned surplus and restrict the amount of dividends in any year that may be paid without obtaining approval for such dividends from the Superintendent of Insurance to the lower of (i) net investment income as defined or (ii) 10% of statutory surplus as of December 31 of the preceding year. No dividends were paid by CapMAC to Holdings during the years ended December 31, 1996, 1995 and 1994. No dividends could be paid during these periods because CapMAC had negative earned surplus. Statutory surplus at December 31, 1996 and 1995 was approximately $193,726,000 and $195,018,000, respectively. Statutory surplus differs from stockholder's equity determined under GAAP principally due to the mandatory contingency reserve required for statutory accounting purposes and differences in accounting for investments, deferred acquisition costs, SLR and deferred taxes provided under GAAP. Statutory net income was $18,737,000, $9,000,000 and $4,543,000 for the years ended December
        31, 1996, 1995 and 1994, respectively. Statutory net income differs from net income determined under GAAP principally due to deferred acquisition costs, SLR and deferred income taxes.

11)     COMMITMENTS AND CONTINGENCIES
        The Company's lease agreement for the space occupied in New York expires on November 20, 2008. CapMAC has a lease agreement for its London office, which expires on October 1, 2002. As of December 31, 1996, future minimum payments under the lease agreements are as follows:

$ in thousands                                                               Payment
------------------------------------------------------------------------------------
1997                                                                       $   2,647
1998                                                                           2,715
1999                                                                           3,077
2000                                                                           3,152
2001 and thereafter                                                           28,660
------------------------------------------------------------------------------------
  TOTAL                                                                    $  40,251
====================================================================================



        Rent expense, commercial rent taxes and electricity for the years ended December 31, 1996, 1995 and 1994 amounted to $1,618,000, $1,939,000 and
        $2,243,000, respectively.

        CapMAC has available a $150,000,000 standby corporate liquidity facility (the "Liquidity Facility") scheduled to terminate in September 1999. The Liquidity Facility is provided by a consortium of banks, headed by Bank of Montreal, as agent, which is rated "A-1+" and "P-1" by S&P and Moody's, respectively. Under the Liquidity Facility, CapMAC will be able, subject to satisfying certain conditions, to borrow funds from time to time in order to enable it to fund any claim payments or payments made in settlement or mitigation of claim payments under its insurance contracts. There have been no draws under the Liquidity Facility.

        CapMAC has agreed to make an investment of 50 million French Francs (approximately $10 million U.S. dollars) in CapMAC Assurance, S.A., an insurance subsidiary to be established in Paris, France. This investment is anticipated to be made in 1997.






                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

12)     REINSURANCE
        In the ordinary course of business, CapMAC cedes exposure under various treaty and facultative reinsurance contracts, both on a pro rata and excess of loss basis, primarily designed to minimize losses from large risks and protect the capital and surplus of CapMAC.

        The effect of reinsurance on premiums written and earned was as follows:



                                        Years Ended December 31
                             1996                  1995                1994
                     --------------------   ------------------  -------------------
$ in thousands           Written   Earned    Written    Earned   Written     Earned
-----------------------------------------------------------------------------------
Direct                 $  71,752   48,835     56,541    36,853    43,598     28,561
Assumed                    1,086    1,508        935       761     1,064        258
Ceded                    (15,104)  (9,786)   (15,992)   (8,372)  (11,069)    (5,716)
-----------------------------------------------------------------------------------
NET PREMIUMS           $  57,734   40,557     41,484    29,242    33,593     23,103
===================================================================================


        The reinsurance of risk does not relieve the ceding insurer of its original liability to its policyholders. A contingent liability exists with respect to the aforementioned reinsurance arrangements, which may become a liability of CapMAC in the event the reinsurers are unable to meet obligations assumed by them under the reinsurance contracts. At December 31, 1996 and 1995, CapMAC had ceded loss reserves of $0 and $69,000, respectively, and had ceded unearned premiums of $18,489,000 and $13,171,000, respectively.

        In 1994, CapMAC entered into a reinsurance agreement (the "Lureco Treaty") with Luxembourg European Reinsurance LURECO S.A. ("Lureco"), a European-based reinsurer. The agreement is renewable annually at the Company's option, subject to satisfying certain conditions. The agreement reinsured and indemnified the Company for any loss incurred by CapMAC during the agreement period up to the limits of the agreement. The Lureco Treaty provides that the annual reinsurance premium payable by CapMAC to Lureco, after deduction of the reinsurer's fee payable to Lureco, be deposited in a trust account (the "Lureco Trust Account") to be applied by CapMAC, at its option, to offset losses and loss expenses incurred by CapMAC in connection with incurred claims. Amounts on deposit in the Lureco Trust Account which have not been applied against claims are contractually due to CapMAC at the termination of the treaty.

        The premium deposit amounts in the Lureco Trust Account have been reflected as assets by CapMAC during the term of the agreement. Premiums in excess of the deposit amounts have been recorded as ceded premiums in the statements of income. For the 1996 policy year, the agreement provides $7 million of loss coverage in excess of the premium deposit amount of $5 million retained in the Lureco Trust Account. Additional coverage is provided for losses incurred in excess of 200% of the net premiums earned up to $4 million for any one agreement year. In September 1995, a claim of approximately $2.5 million on an insurance policy was applied against the Lureco Trust Account.





                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

        In addition to its capital (including statutory contingency reserves), CapMAC has other reinsurance available to pay claims under its insurance contracts. Effective November 30, 1995, CapMAC entered into a Stop-loss Reinsurance Agreement with Mitsui Marine and Fire Insurance Co. (the "Mitsui Stop-loss Agreement"). Under the Mitsui Stop-loss Agreement, Mitsui Marine and Fire Insurance Co. ("Mitsui") will be required to pay any losses in excess of $100 million in the aggregate incurred by CapMAC during the term of the Mitsui Stop-loss Agreement on the insurance policies in effect on December 1, 1995 and written during the one-year period thereafter, up to an aggregate limit payable under the Mitsui Stop-loss Agreement of $50 million. The Mitsui Stop-loss Agreement has a term of seven years and is subject to early termination by CapMAC in certain circumstances. Effective January 1, 1997 the stop-loss reinsurance coverage increased to $75 million in excess of incurred losses of $150 million increasing annually based on increases in CapMAC's statutory qualified capital. The new stop-loss reinsurance is provided by Mitsui, AXA Re Finance S.A. ("AXA Re") and Munchener Ruckversicherungs-Gesellschaft ("Munich Re").

        On November 30, 1995, CapMAC canceled the quota share reinsurance agreement with Winterthur Swiss Insurance Company ("Winterthur") pursuant to which Winterthur had the right to reinsure on a quota share basis 10% of each policy written by CapMAC. As a result, CapMAC reassumed approximately $1.4 billion of principal insured by Winterthur on January 1, 1996. In connection with the commutation, Winterthur returned $2.0 million of unearned premiums, net of ceding commission and Federal excise tax.

13)     DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
        The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995. The fair value amounts were determined by the Company using independent market information when available, and appropriate valuation methodologies when market information was not available. Such valuation methodologies require significant judgment and are not necessarily indicative of the amount the Company could recognize in a current market exchange.


                                                     December 31, 1996            December 31, 1995
                                                Carrying      Estimated       Carrying      Estimated
$ in thousands                                    Amount     Fair Value         Amount     Fair Value

------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS:
Available-for-sale securities                   $314,703        314,703        284,352        284,352
------------------------------------------------------------------------------------------------------
OFF-BALANCE-SHEET INSTRUMENTS:

Financial guarantees outstanding                $      -        219,989             -         147,840

  Less: ceding commission                              -         65,997             -          44,352
------------------------------------------------------------------------------------------------------
Net financial guarantees outstanding            $      -        153,992                       103,488
======================================================================================================







                      CAPITAL MARKETS ASSURANCE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments summarized above:

        AVAILABLE-FOR-SALE SECURITIES
        The fair values of fixed maturities are based upon quoted market prices. The fair value of short-term investments approximates amortized cost.

        FINANCIAL GUARANTEES OUTSTANDING
        The fair value of financial guarantees outstanding consists of (1) the current unearned premium reserve, net of prepaid reinsurance and (2) the fair value of installment revenue which is derived by calculating the present value of the estimated future cash inflow to CapMAC of policies in force having installment premiums, net of amounts payable to reinsurers, at a discount rate of 7% at December 31, 1996 and 1995. The amount calculated is assumed to be equivalent to the consideration that would be paid by CapMAC under market conditions prevailing at the reporting dates to transfer CapMAC's financial guarantee business to a third party under reinsurance and other agreements. Ceding commission represents the expected amount that would be paid to CapMAC to compensate CapMAC for originating and servicing the insurance contracts. In constructing estimated future cash inflows, management makes assumptions regarding prepayments for amortizing asset-backed securities which are consistent with relevant historical experience. For revolving programs, assumptions are made regarding program utilization based on discussions with program users. The amount of future installment revenue actually realized by the Company could be reduced in the future due to factors such as early termination of insurance contracts, accelerated prepayments of underlying obligations or lower than anticipated utilization of insured structured programs, such as commercial paper conduits. Although increases in future installment revenue earnings due to renewals of existing insurance contracts historically have been greater than reductions in future installment revenue due to factors such as those described above, there can be no assurance that future circumstances might not cause a material net reduction in the future installment revenue.

14)     CAPITALIZATION
        In 1995, $59.0 million of the proceeds received by Holdings from the sale of shares in connection with an initial public offering and private placements were contributed to CapMAC.




                                                              Exhibit 99.2
                                                              ------------




              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 1997

                                   (UNAUDITED)








              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)



                                         ASSETS
                                                                       March 31,1997
                                                                        (Unaudited)     December 31,1996
--------------------------------------------------------------------------------------------------------
INVESTMENTS:

Bonds at fair value (amortized cost $276,563 at March 31, 1997
and $294,861 at December 31, 1996)                                       $ 273,096           297,893

Short-term investments (at amortized cost which approximates fair
value)                                                                      37,903            16,810
--------------------------------------------------------------------------------------------------------
   Total investments                                                       310,999           314,703
--------------------------------------------------------------------------------------------------------
Cash                                                                         9,399               371

Accrued investment income                                                    3,070             3,807

Deferred acquisition costs                                                  48,442            45,380

Premiums receivable                                                          4,788             5,141

Prepaid reinsurance                                                         18,703            18,489

Other assets                                                                 6,901             6,424
--------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                          $ 402,302           394,315
========================================================================================================

                             LIABILITIES AND STOCKHOLDER'S EQUITY
                             ------------------------------------

LIABILITIES:

Unearned premiums                                                        $  68,838            68,262

Reserve for losses and loss adjustment expenses                             12,528            10,985

Ceded reinsurance                                                            2,163             1,738

Accounts payable and other accrued expenses                                 11,214             8,019

Current income taxes                                                         1,301               679

Deferred income taxes                                                       13,784            15,139
--------------------------------------------------------------------------------------------------------
   Total liabilities                                                       109,828           104,822
--------------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY:

Common stock - $1.00 par value per share; 15,000,000 shares are authorized, issued and outstanding at March 31, 1997 and
December 31, 1996                                                           15,000            15,000

Additional paid-in capital                                                 208,475           208,475

Unrealized (depreciation) appreciation on investments, net of tax           (2,253)            1,970

Retained earnings                                                           71,252            64,048
--------------------------------------------------------------------------------------------------------
   Total stockholder's equity                                              292,474           289,493
--------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                            $ 402,302           394,315
========================================================================================================



               See accompanying notes to consolidated financial statements.






              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)



                                                Three Months Ended  Three Months Ended
                                                   March 31, 1997     March 31, 1996
--------------------------------------------------------------------------------------

REVENUES:

Direct premiums written                             $ 16,454             14,155

Assumed premiums written                                 261                874

Ceded premiums written                                (4,349)            (1,910)
--------------------------------------------------------------------------------------
  Net premiums written                                12,366             13,119

Increase in unearned premiums                           (363)            (4,291)
--------------------------------------------------------------------------------------
  Net premiums earned                                 12,003              8,828

Net investment income                                  4,702              3,877

Net realized capital gains                             2,043                149

Other income                                              43                 54
--------------------------------------------------------------------------------------
  Total revenues                                      18,791             12,908
--------------------------------------------------------------------------------------

EXPENSES:

Losses and loss adjustment expenses                    1,543              1,075

Underwriting and operating expenses                    4,671              3,978

Policy acquisition costs                               2,581              2,064
--------------------------------------------------------------------------------------
  Total expenses                                       8,795              7,117
--------------------------------------------------------------------------------------
  Income before income taxes                           9,996              5,791
--------------------------------------------------------------------------------------

INCOME TAXES:

Current income tax                                     1,873                664

Deferred income tax                                      919                823
--------------------------------------------------------------------------------------
  Total income taxes                                   2,792              1,487
--------------------------------------------------------------------------------------

  NET INCOME                                        $  7,204              4,304
======================================================================================





          See accompanying notes to consolidated financial statements.








              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                 Three Months Ended
                                                                    March 31, 1997
-----------------------------------------------------------------------------------
COMMON STOCK:

Balance at beginning of period                                        $  15,000
-----------------------------------------------------------------------------------
  Balance at end of period                                               15,000
-----------------------------------------------------------------------------------

ADDITIONAL PAID-IN CAPITAL:

Balance at beginning of period                                          208,475
-----------------------------------------------------------------------------------
  Balance at end of period                                              208,475

UNREALIZED (DEPRECIATION) APPRECIATION
ON INVESTMENTS, NET OF TAX:

Balance at beginning of period                                            1,970

Unrealized depreciation on investments                                   (4,223)
-----------------------------------------------------------------------------------
  Balance at end of period                                               (2,253)
-----------------------------------------------------------------------------------


RETAINED EARNINGS:

Balance at beginning of period                                           64,048

Net income                                                                7,204
-----------------------------------------------------------------------------------
  Balance at end of period                                               71,252
-----------------------------------------------------------------------------------


  TOTAL STOCKHOLDER'S EQUITY                                          $ 292,474
===================================================================================



          See accompanying notes to consolidated financial statements.








              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                   Three Months Ended    Three Months Ended
                                                      March 31, 1997        March 31, 1996
-------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                               $  7,204            4,304
-------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED (USED) BY OPERATING ACTIVITIES:

  Reserve for losses and loss adjustment expenses           1,543              713

  Unearned premiums, net                                      576            4,499

  Deferred acquisition costs                               (3,062)          (2,397)

  Premiums receivable                                         353               77

  Accrued investment income                                   737             (220)

  Income taxes payable                                      1,541              947

  Net realized capital gains                               (2,043)            (149)

  Accounts payable and other accrued expenses               3,195              287

  Prepaid reinsurance                                        (214)            (208)

  Other, net                                                   78               89
-------------------------------------------------------------------------------------------
        Total adjustments                                   2,704            3,638
-------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                 9,908            7,942
-------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

Purchases of investments                                  (74,308)         (87,335)

Proceeds from sales of investments                         58,658            6,158

Proceeds from maturities of investments                    14,770           73,280
-------------------------------------------------------------------------------------------
  NET CASH USED IN INVESTING ACTIVITIES                      (880)          (7,897)
-------------------------------------------------------------------------------------------
Net increase in cash                                        9,028               45

Cash balance at beginning of period                           371              344
-------------------------------------------------------------------------------------------
  CASH BALANCE AT END OF PERIOD                          $  9,399              389
===========================================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:

Income taxes paid                                        $  1,250              525
===========================================================================================




          See accompanying notes to consolidated financial statements.


              CAPITAL MARKETS ASSURANCE CORPORATION AND SUBSIDIARY NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1997

1.      BACKGROUND

        Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly owned subsidiary of CapMAC Holdings Inc. ("Holdings"). In early 1997, CapMAC made an investment of 50 million French francs (approximately 10 million U.S. dollars) in CapMAC Assurance, S.A., an insurance subsidiary to be established in Paris, France. CapMAC Assurance, S.A., is licensed to write financial guarantee insurance in the European Union member states.

        CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

        CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.      BASIS OF PRESENTATION

        CapMAC's consolidated unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the three months ended March 31, 1997 may not be indicative of the results that may be expected for the full year ending December 31, 1997. These consolidated financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996.


                                 Exhibit 99.3
                                 ____________

                           Computational Materials


                                 $165,000,000
                                (Approximate)

              Countrywide Home Equity Loan Trust, Series 1997-B
                Revolving Home Equity Line of Credit ("HELOC")
                          Asset Backed Certificates



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                         COUNTRYWIDE HOME LOANS, INC.
                          SELLER AND MASTER SERVICER

                  COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-B
               $165,000,000 (APPROXIMATE) CLASS A CERTIFICATES


                                  Expected              Average           Expected
                 Par               Ratings               Life          Payment Window          Pricing         Price     Targeted
   Class       Amount           (Moody's/S&P)           (to 10%      (to 10% call)/(1)/         Index           Talk       Price
                                                       call)/(1)/

     A        $165,000,000         Aaa/AAA             4.13 yrs.        month 1 - 92        1-month LIBOR      +(  )        Par


(1)/ Assumes a 30% CPR and a 18% Constant Draw Rate.



ORIGINATOR:                         Countrywide Home Loans, Inc.

MASTER SERVICER:                    Countrywide Home Loans, Inc.

TRUSTEE:                            The First National Bank of Chicago.

CERTIFICATE INSURER:                Capital Markets Assurance Corporation ("CapMAC")

CERTIFICATE INSURANCE POLICY:       100% coverage of timely interest and ultimate repayment of principal due to Certificateholders.

EXPECTED PRICING DATE:              May 14-15, 1997.

EXPECTED SETTLEMENT:                May 29, 1997 through DTC, Euroclear and CEDEL.

DISTRIBUTION DATES:                 The 15th of each month, beginning July 15, 1997.

CERTIFICATE INTEREST RATE CAP:      The Certificates pay 1-month LIBOR plus a spread capped at the weighted average of the loan rates (net of the 0.50% Servicing fee rate, the Trustee fee rate, and the Certificate Insurer fee rate).

COLLATERAL DESCRIPTION:             The Loans are indexed to the Wall Street Journal Prime Rate and have a weighted average
 				    initial coupon of 6.13%, a weighted average margin of 2.25%, and a weighted average lifetime
				    rate cap of 17.8%.

PRICING SPEED:                      30% CPR with a 18% Constant Draw Rate, for a "net" 12% CPR.

DAY COUNT BASIS:                    Actual/360 day interest accrual.

FINAL DISTRIBUTION DATE:            June 15, 2022

OPTIONAL CLEAN-UP CALL:             10% of original certificate balance.

TRUST TAX STATUS:                   "Revolving Trust."  This is not a REMIC trust.

ERISA ELIGIBILITY:                  This issue will be ERISA eligible based on an underwriter's exemption.

SMMEA ELIGIBILITY:                  The Certificates are not SMMEA eligible.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                      DESCRIPTION OF THE MORTGAGE LOANS
                      ---------------------------------

     The Statistical pool balance is $137,422,904.12, which is equal to the aggregate Principal Balances of the Statistic Calculation Pool Mortgage Loans as of the Statistic Calculation Date. The statistical information presented herein is based on the Statistic Calculation Pool. The Statistic Calculation Pool reflects the Mortgage Loans originated by the Seller through the Statistic Calculation Date. The Depositor expects that the actual pool as of the Closing Date will represent approximately $168,367,347 aggregate Principal Balance of Mortgage Loans.




AGGREGATE POOL BALANCE:                $137,422,904.12

NUMBER OF LOANS:                       5,754
AVERAGE OUTSTANDING BALANCE:           $23,883.02 (Range: $0.00 - $500,000)

AVERAGE CREDIT LIMIT:                  $34,164.87 (Range: $10,000 - $500,000)

INTEREST RATE INDEX:                   Prime Rate (Wall Street Journal Index)

WEIGHTED AVERAGE COUPON:               6.13% (Range: 5.99% - 11.88%)

WEIGHTED AVERAGE MARGIN:               2.25% (Range: 0.13% - 5.63%)

WEIGHTED AVERAGE LIFETIME CAP:         17.80% (Range: 12.25% - 18.00%)

INTEREST RATE ROLL FREQUENCY:          Monthly

ORIGINAL WEIGHTED AVERAGE TERM:        282.2 months (Range: 156 months - 302 months)

REMAINING WEIGHTED AVERAGE TERM:       280.5 months (Range: 153 months - 301 months)

WEIGHTED AVERAGE SEASONING:            2 months

LOAN UTILIZATION RATE:                 71.47% (Range: 0.00% - 100.00%)

LIEN POSITION:                         95.59% 2nd Liens, 4.41% 1st Liens

WEIGHTED COMBINED LOAN TO VALUE RATIO: 81.92% (57.02% are 80+% LTVs)

WEIGHTED AVERAGE SECOND MORTGAGE
RATIO/(1)/:                            25.33%

PROPERTY TYPE:                         87.24% single family; 9.20% PUD; 3.04% Condo; 0.52% other

OWNER OCCUPANCY:                       97.80% owner occupied; 2.20% non-owner-occupied

GEOGRAPHIC DISTRIBUTION:               CA (29.14%), WA (5.91%), FL (4.20%), CO (3.97%), OR (3.82%)

Note: (1) The weighted average second mortgage ratio is computed as the 2nd Lien (1st Lien + 2nd Lien).


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                           AVERAGE LIFE SENSITIVITY
                           ------------------------


              AVERAGE LIFE SENSITIVITY TO PREPAYMENTS AND DRAWS

               ASSUMES OPTIONAL 10% CLEAN-UP CALL IS EXERCISED


                                                                   % CPR
                      0%            15%            20%            30%*             40%              45%             55%

  CONSTANT DRAW    WAL     DATE   WAL    DATE    WAL    DATE     WAL    DATE    WAL     DATE     WAL     DATE    WAL    DATE
0%                16.16    9/20   5.09   6/09    3.86   12/06    2.47   6/03    1.76    9/01     1.52    2/01   1.17    4/00
5%                14.55   12/16   5.83   1/09    4.45   3/07     2.82   2/04    1.96    3/02     1.66    6/01   1.25    6/00
10%               13.89    6/16   6.72   6/08    5.16   3/07     3.25   8/04    2.19    9/02     1.84   11/01   1.34    9/00
18%*              13.65    3/16   7.65   3/07    6.63   10/06    4.13   2/05    2.71    7/03     2.23   10/02   1.54    2/01
20%               13.65    3/16   7.40   10/06   7.09   8/06     4.41   3/05    2.87    9/03     2.35   12/02   1.60    4/01

     * Expected Pricing Speed.



                  AVERAGE LIFE SENSITIVITY TO PREPAYMENTS AND DRAWS

                 ASSUMES OPTIONAL 10% CLEAN-UP CALL IS NOT EXERCISED

                       0%           15%           20%              30%*             40%              45%             55%

  CONSTANT DRAW   WAL     DATE    WAL   DATE    WAL    DATE     WAL     DATE     WAL    DATE     WAL    DATE    WAL     DATE
0%               16.23    4/22   5.37   5/17    4.09   8/13     2.65    5/08    1.88    2/05     1.62   1/04    1.24    5/02
5%               14.61    2/18   5.94   7/11    4.57   12/09    2.96    7/07    2.07    4/05     1.77   5/04    1.32    9/02
10%              13.94    7/17   6.77   7/09    5.21   7/08     3.34   11/06    2.30    5/05     1.94   7/04    1.42    1/03
18%*             13.70    5/17   7.66   7/07    6.65   4/07     4.17    2/06    2.78    3/05     2.31   9/04    1.63    7/03
20%              13.70    5/17   7.42   3/07    7.11   1/07     4.44   12/05    2.94    2/05     2.42   9/04    1.69    8/03

     * Expected Pricing Speed.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                              COLLATERAL TABLES
                              -----------------


----------------------------       --------------       ------------------          -----------------
                                    Number of            Calculation Date            Date
Range of Principal                  Mortgage             Principal                   Principal
Balances                            Loans                Balance                     Balance
----------------------------       --------------       ------------------          -----------------
0.00 to 10,000.00                         1441               6,999,120.50                5.09
10,000.01 to 20,000.00                    1904              29,610,059.65               21.55
20,000.01 to 30,000.00                    1126              28,418,346.77               20.68
30,000.01 to 40,000.00                     526              18,487,744.90               13.45
40,000.01 to 50,000.00                     302              13,891,979.14               10.11
50,000.01 to 60,000.00                     128               7,086,174.59                5.16
60,000.01 to 70,000.00                      89               5,822,661.21                4.24
70,000.01 to 80,000.00                      69               5,218,328.85                 3.8
80,000.01 to 90,000.00                      38               3,255,081.45                2.37
90,000.01 to 100,000.00                     55               5,360,697.01                 3.9
100,000.01 to 125,000.00                    24               2,738,909.66                1.99
125,000.01 to 150,000.00                    24               3,427,135.43                2.49
150,000.01 to 175,000.00                     9               1,477,799.90                1.08
175,000.01 to 200,000.00                     5                 983,978.87                0.72
200,000.01 to 225,000.00                     1                 225,000.00                0.16
225,000.01 to 250,000.00                     3                 713,000.00                0.52
250,000.01 to 275,000.00                     1                 265,000.00                0.19
275,000.01 to 300,000.00                     2                 599,986.19                0.44
300,000.01 to 325,000.00                     1                 305,400.00                0.22
350,000.01 and up                            6               2,536,500.00                1.85
----------------------------        --------------       ------------------          -----------------
Total:                                    5754             137,422,904.12                 100
----------------------------        --------------       ------------------          -----------------
Min:   0.00
Max:   500,000.00
Average:   23,883.02
----------------------------         --------------       ------------------          -----------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------         --------------       ------------------          -----------------
                                     Number of            Calculation Date            Date
                                     Mortgage             Principal                   Principal
Geographical Distribution (1)        Loans                Balance                     Balance
----------------------------         --------------       ------------------          -----------------
AK                                              2                  47,500.00                0.03
AL                                            113               2,149,249.95                1.56
AZ                                            211               5,168,300.58                3.76
CA                                           1288              40,041,987.90               29.14
CO                                            282               5,452,186.25                3.97
CT                                             48               1,241,025.04                 0.9
DC                                              4                 264,842.00                0.19
DE                                              9                 173,684.80                0.13
FL                                            311               5,766,072.07                 4.2
GA                                            130               3,077,571.36                2.24
IA                                             17                 333,780.67                0.24
ID                                             98               2,402,728.69                1.75
IL                                            213               4,604,497.22                3.35
IN                                             82               1,367,231.51                0.99
KS                                             57               1,118,983.70                0.81
KY                                             38                 769,573.54                0.56
LA                                             73               1,481,311.41                1.08
MA                                            153               3,580,771.40                2.61
MD                                            117               2,429,988.19                1.77
ME                                             15                 325,966.99                0.24
MI                                            266               5,172,378.79                3.76
MO                                            103               2,218,425.18                1.61
MS                                             15                 306,176.99                0.22
MT                                             29                 519,542.96                0.38
NC                                            109               2,107,471.33                1.53
ND                                              3                  74,816.55                0.05
NE                                             27                 473,896.48                0.34
NH                                             24                 505,835.09                0.37
NJ                                            169               3,782,937.77                2.75
NM                                             61               1,270,244.52                0.92
NV                                            107               2,324,379.29                1.69
NY                                            130               3,653,063.28                2.66
OH                                            235               4,295,084.65                3.13
OK                                             27                 751,814.18                0.55
OR                                            187               5,249,047.62                3.82
PA                                            187               3,763,210.39                2.74
RI                                             12                 160,477.05                0.12
SC                                             34                 821,340.29                 0.6
SD                                              5                  35,841.00                0.03
TN                                             85               1,838,732.54                1.34
TX                                              7                 275,688.00                 0.2
UT                                            192               4,778,636.46                3.48
VA                                             76               1,757,270.83                1.28
VT                                              6                  79,118.99                0.06
WA                                            316               8,121,693.28                5.91
WI                                             57                 950,316.12                0.69
WY                                             24                 338,211.22                0.25
----------------------------           --------------       ------------------          -----------------
Total:                                       5754             137,422,904.12                 100

(1) Geograhic location is determined by the address of the Mortgaged Property securing the related Mortgage Loan.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.





	----------------------------          --------------       ------------------          -----------------
                                              Number of            Calculation Date            Date
	Range of Combined                     Mortgage             Principal                   Principal
	Loan-to-Value Ratios                  Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
	0.0000% to 10.000%                                4                 90,000.00                      0.07
	10.001% to 20.000%                               23                416,129.10                      0.3
	20.001% to 30.000%                               33                711,548.15                      0.52
	30.001% to 40.000%                               58              1,432,362.28                      1.04
	40.001% to 50.000%                              104              2,260,793.00                      1.65
	50.001% to 60.000%                              186              5,479,824.37                      3.99
	60.001% to 70.000%                              662             14,587,519.13                     10.62
	70.001% to 80.000%                             1342             34,081,873.71                     24.8
	80.001% to 90.000%                             2567             60,781,729.38                     44.23
	90.001% to 100.000%                             775             17,581,125.00                     12.79
	----------------------------          --------------       ------------------          -----------------
	Total:                                         5754            137,422,904.12                       100
	----------------------------          --------------       ------------------          -----------------
	Min:   7.810
	Max:   100.000
	Weighted Average:   81.919
	----------------------------          --------------       ------------------          -----------------


	The ratio (expressed as a percentage ) of (A) the sum of (i) the Credit Limit of the Mortgage Loans and (ii) any
	outstanding principal balances of mortgage loans senior or of equal priority to the Mortgage Loans (calculated
	generally at the date of origination of the Mortgage Loans) to (B) the lesser of (i) the appraised value of the
	related Mortgaged Property as set forth in the loan files at such date of origination or (ii)  in the case of a
	Mortgage Property purchased within one year of the origination of the related Mortgaged Loan, the purchase price
	of such Mortgaged Property.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                                              Number of            Calculation Date            Date
                                              Mortgage             Principal                   Principal
	Property Type                                Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
	Single Family Residence                        5112            119,885,188.56                    87.24
	PUD                                             432             12,636,068.45                     9.2
	Manufactured Housing                             13                212,595.80                     0.15
	Condominium                                     169              4,176,455.06                     3.04
	Two-to-Four-Family                               28                512,596.25                     0.37
	----------------------------          --------------       ------------------          -----------------
	Total:                                         5754             137,422,904.12                      100
	----------------------------          --------------       ------------------          -----------------


	----------------------------          --------------       ------------------          -----------------
                                              Number of            Calculation Date            Date
                                              Mortgage             Principal                   Principal
	Lien Priority                         Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
	First Lien                                      124              6,062,368.36                      4.41
	Second Lien                                    5630            131,360,535.76                     95.59
	----------------------------          --------------       ------------------          -----------------

	Total:                                         5754            137,422,904.12                       100
	----------------------------          --------------       ------------------          -----------------



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


	----------------------------     --------------       ------------------          -----------------
	                                 Number of            Calculation Date            Date
	Range of                         Mortgage             Principal                   Principal
	Margins                          Loans                Balance                     Balance
	----------------------------     --------------       ------------------          -----------------
	0.001 -   0.250                              2                48,444.99                       0.04
	0.251 -   0.500                            980            21,616,020.22                      15.73
	0.501 -   0.750                             13               177,673.73                       0.13
	0.751 -   1.000                            194             8,795,349.63                       6.4
	1.001 -   1.250                            134             3,388,256.21                       2.47
	1.251 -   1.500                            598            12,647,967.86                       9.2
	1.501 -   1.750                            105             2,784,575.23                       2.03
	1.751 -   2.000                            153             3,859,943.98                       2.81
	2.001 -   2.250                            997            21,635,860.69                      15.74
	2.251 -   2.500                             79             1,909,674.32                       1.39
	2.501 -   2.750                            453            15,160,553.83                      11.03
	2.751 -   3.000                            708            15,421,817.47                      11.22
	3.001 -   3.250                             55             1,027,772.63                       0.75
	3.251 -   3.500                            269             7,345,408.81                       5.35
	3.501 -   3.750                            448            10,273,380.04                       7.48
	3.751 -   4.000                             43               569,475.10                       0.41
	4.001 -   4.250                            122             3,148,056.52                       2.29
	4.251 -   4.500                            333             6,625,621.26                       4.82
	4.501 -   4.750                             32               507,537.80                       0.37
	4.751 -   5.000                             17               273,522.36                       0.2
	5.001 >=                                    19               205,991.44                       0.15
	----------------------------     --------------       ------------------          -----------------
	Total:                                    5754           137,422,904.12                        100
	----------------------------     --------------       ------------------          -----------------

	Min:   0.125
	Max:   5.625
	Weighted Average:   2.252
	----------------------------     --------------       ------------------          -----------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




	----------------------------        --------------       ------------------          -----------------
	                                    Number of            Calculation Date            Date
	Range of                            Mortgage             Principal                   Principal
	Loan Rates                          Loans                Balance                     Balance
	----------------------------        --------------       ------------------          -----------------
	5.99%                                        5637           133,139,305.77                      96.88
	6.51% to 6.75%                                  1                13,474.00                       0.01
	8.01% to 8.25%                                  2               121,070.00                       0.09
	9.01% to 9.25%                                  3               110,700.00                       0.08
	9.26% to 9.50%                                 14               553,523.57                       0.4
	9.51% to 9.75%                                  3               218,500.00                       0.16
	9.76% to 10.00%                                12               526,354.71                       0.38
	10.01% to 10.25%                               12               423,843.10                       0.31
	10.26% to 10.50%                               19               412,801.08                       0.3
	10.51% to 10.75%                                7               293,567.00                       0.21
	10.76% to 11.00%                               12               476,836.57                       0.35
	11.01% to 11.25%                               19               742,032.24                       0.54
	11.26% to 11.50%                                5               224,835.88                       0.16
	11.51% to 11.75%                                4                65,408.75                       0.05
	11.76% to 12.00%                                4               100,651.45                       0.07
	----------------------------        --------------       ------------------           -----------------
	Total:                                       5754           137,422,904.12                        100
	----------------------------        --------------       ------------------           -----------------
	Min:    5.990
	Max:   11.875
	WAC:    6.127
	----------------------------        --------------       ------------------          -----------------


	Approximately 96.88% of the Statistic Calculation Pool Mortgage Loans by Statistic Calculation Date Principal Balance are subject to an introductory rate per annum of 5.99% per annum.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




	----------------------------           --------------       ------------------          -----------------
	                                       Number of            Calculation Date            Date
	Range of Credit Limit                  Mortgage             Principal                   Principal
	Utilization Rates                      Loans                Balance                     Balance
	----------------------------           --------------       ------------------          -----------------
	0.0000% to 10.000%                               666               279,089.08                        0.2
	10.001% to 20.000%                               116               962,611.01                 	     0.7
	20.001% to 30.000%                               182             1,987,633.81                	     1.45
	30.001% to 40.000%                               229             3,181,144.50                	     2.31
	40.001% to 50.000%                               293             4,530,594.46                        3.3
	50.001% to 60.000%                               297             5,225,233.57                        3.8
	60.001% to 70.000%                               438             7,972,450.84                        5.8
	70.001% to 80.000%                               354             8,227,651.90                        5.99
	80.001% to 90.000%                               363             9,866,770.43                        7.18
	90.001% to 100.000%                             2816            95,189,724.52                       69.27
	----------------------------           --------------       ------------------          -----------------
	Total:                                          5754           137,422,904.12                  	     100
	----------------------------           --------------       ------------------          -----------------
	Min:   0.000
	Max:   100.000
	Simple Average:   71.470
	----------------------------           --------------       ------------------          -----------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



	----------------------------          --------------       ------------------          -----------------
	                                      Number of            Calculation Date            Date
	                                      Mortgage             Principal                   Principal
	Range of Credit Limits                Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
 0.00 to 10,000.00                                78               495,636.51                    0.36
	10,000.01 to 20,000.00                         1913            23,070,021.09                   16.79
	20,000.01 to 30,000.00                         1575            29,170,222.76               	   21.23
	30,000.01 to 40,000.00                          836            20,594,587.57               	   14.99
	40,000.01 to 50,000.00                          558            17,135,732.81               	   12.47
	50,000.01 to 60,000.00                          224             8,813,718.08                	   6.41
	60,000.01 to 70,000.00                          141             6,340,518.75                	   4.61
	70,000.01 to 80,000.00                          109             5,803,564.28                	   4.22
	80,000.01 to 90,000.00                           64             4,007,617.36                	   2.92
	90,000.01 to 100,000.00                         138             7,147,198.08                 	   5.2
	100,000.01 to 125,000.00                         38             2,917,323.84                	   2.12
	125,000.01 to 150,000.00                         35             3,981,062.62                 	   2.9
	150,000.01 to 175,000.00                         14             1,530,456.02                	   1.11
	175,000.01 to 200,000.00                         10             1,336,688.87                	   0.97
	200,000.01 to 225,000.00                          3               245,078.31                	   0.18
	225,000.01 to 250,000.00                          7               968,003.94                 	   0.7
	250,000.01 to 275,000.00                          1               265,000.00                	   0.19
	275,000.01 to 300,000.00                          2               599,986.19                	   0.44
	300,000.01 to 325,000.00                          1               305,400.00                	   0.22
	350,000.01 and up                                 7             2,695,087.04                	   1.96
	----------------------------           -------------       ------------------          -----------------
	Total:                                         5754           137,422,904.12                        100
	----------------------------           --------------      ------------------          -----------------

	Min:   10,000.00
	Max:   500,000.00
	Simple Average:   34,164.87
	----------------------------                  --------------       ------------------          -----------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


	----------------------------        --------------       ------------------          -----------------
	                                    Number of            Calculation Date            Date
	                                    Mortgage             Principal                   Principal
	Maximum Rates                       Loans                Balance                     Balance
	----------------------------        --------------       ------------------          -----------------
	12.250                                         52             1,148,289.49                	 0.84
	12.500                                         33               690,443.05                 	 0.5
	15.000                                         29               519,542.96                	 0.38
	16.000                                        110             2,152,271.33                	 1.57
	17.000                                        599            11,477,446.42                	 8.35
	18.000                                       4931           121,434,910.87               	88.37
	----------------------------        --------------       ------------------          -----------------
	Total:                                       5754           137,422,904.12                 	  100
	----------------------------        --------------       ------------------          -----------------
	Min:   12.250
	Max:   18.000
	Weighted Average:   17.798
	----------------------------        --------------       ------------------          -----------------


	----------------------------        --------------       ------------------          -----------------
	Range of Months                     Number of            Calculation Date            Date
	Remaining to Scheduled              Mortgage             Principal                   Principal
	Maturity                            Loans                Balance                     Balance
	----------------------------        --------------       ------------------          -----------------
	151 - 155                                     759            17,014,215.75               	12.38
	296 - 300                                    4914           118,994,297.91               	86.59
	301 - 305                                      81             1,414,390.46                	 1.03

	----------------------------        --------------       ------------------          -----------------
	Total:                                       5754           137,422,904.12                 	  100
	----------------------------        --------------       ------------------          ----------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




	----------------------------          --------------       ------------------          -----------------
	                                      Number of            Calculation Date            Date
	                                      Mortgage             Principal                   Principal
	Origination Year                      Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
	1997                                           5754           137,422,904.12                        100
	----------------------------          --------------       ------------------          -----------------
	Total:                                         5754           137,422,904.12                        100
	----------------------------          --------------       ------------------          -----------------


	----------------------------          --------------       ------------------          -----------------
	                                      Number of            Calculation Date            Date
	Number of Days                        Mortgage             Principal                   Principal
	Delinquent                            Loans                Balance                     Balance
	----------------------------          --------------       ------------------          -----------------
	0 - 29                                         5754           137,422,904.12                 	    100
	----------------------------          --------------       ------------------          -----------------
	Total:                                         5754           137,422,904.12                 	    100
	----------------------------          --------------       ------------------          -----------------



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                 $165,000,000
                                (Approximate)
               Countrywide Home Equity Loan Trust Series 1997-B
                Revolving Home Equity Line of Credit ("HELOC")

                          Asset Backed Certificates


                                 CWABS, Inc.

                                  Depositor



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Countrywide Home Loans, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any
performance or return indicated herein will be achieved.   For example, it is
very unlikely that loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPETUS AND
PROSPECTUS SUPPLEMENT.   ANY CAPITALIZED TERMS USED BUY NOT DEFINED HEREIN
ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the home equity loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. COUNTRYWIDE SECURITIES CORPORATION IS ACTING AS AN UNDERWRITER OF SUCH SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS AN AFFILIATE OF CWABS, INC., AND COUNTRYWIDE HOME LOANS, INC.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                         Countrywide Home Loans, Inc.

                          SELLER AND MASTER SERVICER


                  Countrywide Home Equity Loan Trust 1997-B

              $165,000,000 (Approximate) Class A Certificates




                         Expected          Average              Expected
            Par          Ratings             Life             Payment Window       Pricing      Price     Targeted
 Class     Amount      (Moody's/S&P)  (to 10% call)/(1)/   (to 10% call)/(1)/       Index        Talk      Price

  A      $165,000,000     Aaa/AAA          4.13 yrs.          Month 1 - 92      1-month LIBOR   +(  )      Par


(1)/ Assumes a 30% CPR and a 18% Constant Draw Rate.



ORIGINATOR:                        Countrywide Home Loans, Inc.

MASTER SERVICER:                   Countrywide Home Loans, Inc.

TRUSTEE:                           The First National Bank of Chicago.

CERTIFICATE INSURER:               Capital Markets Assurance Corporation
                                   ("CapMAC")

CERTIFICATE INSURANCE POLICY:      100% coverage of timely interest and
                                   ultimate repayment of principal due
                                   to Certificateholders.

EXPECTED PRICING DATE:             May 14-15, 1997.

EXPECTED SETTLEMENT:               May 29, 1997 through DTC, Euroclear and
                                   CEDEL.

DISTRIBUTION DATES:                The 15th of each month, beginning July 15,
                                   1997.

CERTIFICATE INTEREST RATE CAP:     The Certificates pay 1-month LIBOR plus a
                                   spread capped at the weighted average of the loan rates (net of the 0.50% Servicing fee rate, the Trustee fee rate, and the Certificate Insurer fee rate).

COLLATERAL DESCRIPTION:            The Loans are indexed to the Wall Street
                                   Journal Prime Rate and have a weighted
                                   average initial coupon of 6.13%, a weighted average margin of 2.25%, and a weighted average lifetime rate cap of 17.8%.

PRICING SPEED:                     30% CPR with a 18% Constant Draw Rate, for
                                   a "net" 12% CPR.

DAY COUNT BASIS:                   Actual/360 day interest accrual.

FINAL DISTRIBUTION DATE:           June 15, 2022

OPTIONAL CLEAN-UP CALL:            10% of original certificate balance.

TRUST TAX STATUS:                  "Revolving Trust."  This is not a REMIC
                                   trust.

ERISA ELIGIBILITY:                 This issue will be ERISA eligible based on
                                   an underwriter's exemption.

SMMEA ELIGIBILITY:                 The Certificates are not SMMEA eligible.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




The Statistical pool balance is $137,422,904.12, which is equal to the aggregate Principal Balances of the Statistic Calculation Pool Mortgage Loans as of the Statistic Calculation Date. The statistical information presented herein is based on the Statistic Calculation Pool. The Statistic Calculation Pool reflects the Mortgage Loans originated by the Seller through the Statistic Calculation Date. The Depositor expects that the actual pool as of the Closing Date will represent approximately $168,367,347 aggregate Principal Balance of Mortgage Loans.


AGGREGATE POOL BALANCE:            $137,422,904.12

NUMBER OF LOANS:                   5,754

AVERAGE OUTSTANDING BALANCE:       $23,883.02 (Range: $0.00 - $500,000)

AVERAGE CREDIT LIMIT:              $34,164.87 (Range: $10,000 - $500,000)

INTEREST RATE INDEX:               Prime Rate (Wall Street Journal Index)

WEIGHTED AVERAGE COUPON:           6.13% (Range: 5.99% - 11.88%)

WEIGHTED AVERAGE MARGIN:           2.25% (Range: 0.13% - 5.63%)

WEIGHTED AVERAGE LIFETIME CAP:     17.80% (Range: 12.25% - 18.00%)

INTEREST RATE ROLL FREQUENCY:      Monthly

ORIGINAL WEIGHTED AVERAGE TERM:    282.2 months (Range: 156 months -
                                   302 months)

REMAINING WEIGHTED AVERAGE TERM:   280.5 months (Range: 153 months -
                                   301 months)

WEIGHTED AVERAGE SEASONING:        2 months

LOAN UTILIZATION RATE:             71.47% (Range: 0.00% - 100.00%)

LIEN POSITION:                     95.59% 2/nd/ Liens, 4.41% 1/st/ Liens

WEIGHTED COMBINED LOAN TO
VALUE RATIO:                       81.92% (57.02% are 80+% LTVs)

WEIGHTED AVERAGE SECOND
MORTGAGE RATIO/(1)/:               25.33%

PROPERTY TYPE:                     87.24% single family; 9.20% PUD; 3.04%
                                   Condo; 0.52% other

OWNER OCCUPANCY:                   97.80% owner occupied;
                                   2.20% non-owner-occupied

GEOGRAPHIC DISTRIBUTION:           CA (29.14%), WA (5.91%), FL (4.20%),
                                   CO (3.97%), OR (3.82%)

Note:  (1)  The weighted average second mortgage ratio is computed as the
            /2/nd/ Lien/(1/st/ Lien + 2/nd/ Lien)./


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




             AVERAGE LIFE SENSITIVITY TO PREPAYMENTS AND DRAWS

               ASSUMES OPTIONAL 10% CLEAN-UP CALL IS EXERCISED


                                                          % CPR

                        0%          15%         20%          30%*          40%         45%          55%
Constant Draw       WAL   Date   WAL  Date    WAL Date    WAL   Date   WAL   Date   WAL   Date   WAL   Date
   Rate

    0%             16.16  9/20  5.09  6/09   3.86  12/06  2.47  6/03   1.76  9/01   1.52  2/01   1.17  4/00
    5%             14.55  12/16 5.83  1/09   4.45  3/07   2.82  2/04   1.96  3/02   1.66  6/01   1.25  6/00
   10%             13.89  6/16  6.72  6/08   5.16  3/07   3.25  8/04   2.19  9/02   1.84  11/01  1.34  9/00
   18%*            13.65  3/16  7.65  3/07   6.63  10/06  4.13  2/05   2.71  7/03   2.23  10/02  1.54  2/01
   20%             13.65  3/16  7.40  10/06  7.09  8/06   4.41  3/05   2.87  9/03   2.35  12/02  1.60  4/01


     Expected Pricing Speed.




              AVERAGE LIFE SENSITIVITY TO PREPAYMENTS AND DRAWS

             ASSUMES OPTIONAL 10% CLEAN-UP CALL IS NOT EXERCISED



                                                          % CPR

                        0%          15%           20%           30%*           40%          45%          55%
Constant Draw      WAL    Date   WAL   Date    WAL   Date    WAL   Date     WAL   Date   WAL   Date   WAL   Date
   Rate

    0%            16.23   4/22   5.37  5/17    4.09  8/13    2.65  5/08     1.88  2/05   1.62   1/4   1.24  5/02
    5%            14.61   2/18   5.94  7/11    4.57  12/09   2.96  7/07     2.07  4/05   1.77   5/04  1.32  9/02
   10%            13.94   7/17   6.77  7/09    5.21  7/08    3.34  11/06    2.30  5/05   1.94   7/04  1.42  1/03
   18%*           13.70   5/17   7.66  7/07    6.65  4/07    4.17  2/06     2.78  3/05   2.31   9/04  1.63  7/03
   20%            13.70   5/17   7.42  3/07    7.11  1/07    4.44  12/05    2.94  2/05   2.42   9/04  1.69  8/03




     Expected Pricing Speed.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                                                                                                           PERCENT OF POOL BY
                                                                                                         STATISTIC CALCULATION
                                                                                                         DATE PRINCIPAL BALANCE
                                                        NUMBER OF      STATISTIC CALCULATION DATE
RANGE OF PRINCIPAL BALANCES                        MORTGAGE LOANS              PRINCIPAL BALANCE

0.00 to 10,000.00                                            1441                    6,999,120.50                     5.09
10,000.01 to 20,000.00                                       1904                   29,610,059.65                    21.55
20,000.01 to 30,000.00                                       1126                   28,418,346.77                    20.68
30,000.01 to 40,000.00                                        526                   18,487,744.90                    13.45
40,000.01 to 50,000.00                                        302                   13,891,979.14                    10.11
50,000.01 to 60,000.00                                        128                    7,086,174.59                     5.16
60,000.01 to 70,000.00                                         89                    5,822,661.21                     4.24
70,000.01 to 80,000.00                                         69                    5,218,328.85                      3.8
80,000.01 to 90,000.00                                         38                    3,255,081.45                     2.37
90,000.01 to 100,000.00                                        55                    5,360,697.01                      3.9
100,000.01 to 125,000.00                                       24                    2,738,909.66                     1.99
125,000.01 to 150,000.00                                       24                    3,427,135.43                     2.49
150,000.01 to 175,000.00                                        9                    1,477,799.90                     1.08
175,000.01 to 200,000.00                                        5                      983,978.87                     0.72
200,000.01 to 225,000.00                                        1                      225,000.00                     0.16
225,000.01 to 250,000.00                                        3                      713,000.00                     0.52
250,000.01 to 275,000.00                                        1                      265,000.00                     0.19
275,000.01 to 300,000.00                                        2                      599,986.19                     0.44
300,000.01 to 325,000.00                                        1                      305,400.00                     0.22
350,000.01 and up                                               6                    2,536,500.00                     1.85
Total:                                                       5754                  137,422,904.12                      100
Minimum:   0.00
Maximum:  500,000
Average:     23,883.02





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.



                                                                                                             PERCENT OF POOL BY
                                                                               STATISTIC CALCULATION             STATISTIC
                                                     NUMBER OF                     DATE PRINCIPAL            CALCULATION DATE
GEOGRAPHICAL DISTRIBUTION (1)                     MORTGAGE LOANS                         BALANCE             PRINCIPAL BALANCE


AK                                                       2                               47,500.00                     0.03
AL                                                     113                            2,149,249.95                     1.56
AZ                                                     211                            5,168,300.58                     3.76
CA                                                    1288                           40,041,987.90                    29.14
CO                                                     282                            5,452,186.25                     3.97
CT                                                      48                            1,241,025.04                      0.9
DC                                                       4                              264,842.00                     0.19
DE                                                       9                              173,684.80                     0.13
FL                                                     311                            5,766,072.07                      4.2
GA                                                     130                            3,077,571.36                     2.24
IA                                                      17                              333,780.67                     0.24
ID                                                      98                            2,402,728.69                     1.75
IL                                                     213                            4,604,497.22                     3.35
IN                                                      82                            1,367,231.51                     0.99
KS                                                      57                            1,118,983.70                     0.81
KY                                                      38                              769,573.54                     0.56
LA                                                      73                            1,481,311.41                     1.08
MA                                                     153                            3,580,771.40                     2.61
MD                                                     117                            2,429,988.19                     1.77
ME                                                      15                              325,966.99                     0.24
MI                                                     266                            5,172,378.79                     3.76
MO                                                     103                            2,218,425.18                     1.61
MS                                                      15                              306,176.99                     0.22
MT                                                      29                              519,542.96                     0.38
NC                                                     109                            2,107,471.33                     1.53
ND                                                       3                               74,816.55                     0.05
NE                                                      27                              473,896.48                     0.34
NH                                                      24                              505,835.09                     0.37
NJ                                                     169                            3,782,937.77                     2.75
NM                                                      61                            1,270,244.52                     0.92
NV                                                     107                            2,324,379.29                     1.69
NY                                                     130                            3,653,063.28                     2.66
OH                                                     235                            4,295,084.65                     3.13
OK                                                      27                              751,814.18                     0.55
OR                                                     187                            5,249,047.62                     3.82
PA                                                     187                            3,763,210.39                     2.74
RI                                                      12                              160,477.05                     0.12
SC                                                      34                              821,340.29                     0.6
SD                                                       5                               35,841.00                     0.03
TN                                                      85                            1,838,732.54                     1.34
TX                                                       7                              275,688.00                     0.2
UT                                                     192                            4,778,636.46                     3.48
VA                                                      76                            1,757,270.83                     1.28
VT                                                       6                               79,118.99                     0.06
WA                                                     316                            8,121,693.28                     5.91
WI                                                      57                              950,316.12                     0.69
WY                                                      24                              338,211.22                     0.25
Total:                                                5754                          137,422,904.12                      100




(1) Geographic location is determined by the address of the Mortgaged Property securing the related Mortgage Loan.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                                                                                                             PERCENT OF POOL BY
                                                                          STATISTIC CALCULATION DATE    STATISTIC CALCULATION DATE
RANGE OF COMBINED LOAN-TO-VALUE RATIOS             NUMBER OF MORTGAGE         PRINCIPAL BALANCE              PRINCIPAL BALANCE
                                                                LOANS

0.0000% to 10.000%                                                  4                      90,000.00                       0.07
10.001% to 20.000%                                                 23                     416,129.10                        0.3
20.001% to 30.000%                                                 33                     711,548.15                       0.52
30.001% to 40.000%                                                 58                   1,432,362.28                       1.04
40.001% to 50.000%                                                104                   2,260,793.00                       1.65
50.001% to 60.000%                                                186                   5,479,824.37                       3.99
60.001% to 70.000%                                                662                  14,587,519.13                      10.62
70.001% to 80.000%                                               1342                  34,081,873.71                       24.8
80.001% to 90.000%                                               2567                  60,781,729.38                      44.23
90.001% to 100.000%                                               775                  17,581,125.00                      12.79
Total:                                                           5754                 137,422,904.12                        100
Minimum:   7.810
Maximum:  100.000
Weighted Average:  81.919



The ratio (expressed as a percentage ) of (A) the sum of (i) the Credit Limit of the Mortgage Loans and (ii) any outstanding principal balances of mortgage loans senior or of equal priority to the Mortgage Loans (calculated generally at the date of origination of the Mortgage Loans) to (B) the lesser of (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgage Property purchased within one year of the origination of the related Mortgaged Loan, the purchase price of such Mortgaged Property.


                                                                                                             PERCENT OF POOL BY
                                                                               STATISTIC CALCULATION DATE   STATISTIC CALCULATION
                                              NUMBER OF MORTGAGE              PRINCIPAL BALANCE            DATE PRINCIPAL BALANCE
PROPERTY TYPE                                             LOANS

Single Family Residence                                  5112                 119,885,188.56                      87.24
PUD                                                       432                  12,636,068.45                        9.2
Manufactured Housing                                       13                     212,595.80                       0.15
Condominium                                               169                   4,176,455.06                       3.04
Two-to-Four-Family                                         28                     512,596.25                       0.37
Total:                                                   5754                 137,422,904.12                        100






                                                                                                        PERCENT OF POOL BY
                                                              STATISTIC CALCULATION DATE         STATISTIC CALCULATION DATE
                                 NUMBER OF MORTGAGE           PRINCIPAL BALANCE                        PRINCIPAL BALANCE
LIEN PRIORITY                           LOANS


First Lien                              124                   6,062,368.36                                4.41
Second Lien                            5630                 131,360,535.76                               95.59
Total:                                 5754                 137,422,904.12                                 100



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                                                                                 PERCENT OF POOL BY
                                               STATISTIC CALCULATION                 DATE STATISTIC
                            NUMBER OF                 DATE PRINCIPAL               CALCULATION DATE
RANGE OF MARGINS       MORTGAGE LOANS                        BALANCE              PRINCIPAL BALANCE
0.001 -   0.250                   2                      48,444.99                       0.04
0.251 -   0.500                 980                  21,616,020.22                      15.73
0.501 -   0.750                  13                     177,673.73                       0.13
0.751 -   1.000                 194                   8,795,349.63                        6.4
1.001 -   1.250                 134                   3,388,256.21                       2.47
1.251 -   1.500                 598                  12,647,967.86                        9.2
1.501 -   1.750                 105                   2,784,575.23                       2.03
1.751 -   2.000                 153                   3,859,943.98                       2.81
2.001 -   2.250                 997                  21,635,860.69                      15.74
2.251 -   2.500                  79                   1,909,674.32                       1.39
2.501 -   2.750                 453                  15,160,553.83                      11.03
2.751 -   3.000                 708                  15,421,817.47                      11.22
3.001 -   3.250                  55                   1,027,772.63                       0.75
3.251 -   3.500                 269                   7,345,408.81                       5.35
3.501 -   3.750                 448                  10,273,380.04                       7.48
3.751 -   4.000                  43                     569,475.10                       0.41
4.001 -   4.250                 122                   3,148,056.52                       2.29
4.251 -   4.500                 333                   6,625,621.26                       4.82
4.501 -   4.750                  32                     507,537.80                       0.37
4.751 -   5.000                  17                     273,522.36                        0.2
5.001 >=                         19                     205,991.44                       0.15

Total:                         5754                 137,422,904.12                        100
Minimum:   0.125
Maximum:  5.625
Weighted Average:  2.252



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                                                                                      PERCENT OF POOL BY
                                                 STATISTIC CALCULATION             STATISTIC CALCULATION
                              NUMBER OF                 DATE PRINCIPAL                    DATE PRINCIPAL
RANGE OF LOAN RATES      MORTGAGE LOANS                        BALANCE                           BALANCE

5.99%                              5637                 133,139,305.77                           96.88
6.51% to 6.75%                        1                      13,474.00                            0.01
8.01% to 8.25%                        2                     121,070.00                            0.09
9.01% to 9.25%                        3                     110,700.00                            0.08
9.26% to 9.50%                       14                     553,523.57                             0.4
9.51% to 9.75%                        3                     218,500.00                            0.16
9.76% to 10.00%                      12                     526,354.71                            0.38
10.01% to 10.25%                     12                     423,843.10                            0.31
10.26% to 10.50%                     19                     412,801.08                             0.3
10.51% to 10.75%                      7                     293,567.00                            0.21
10.76% to 11.00%                     12                     476,836.57                            0.35
11.01% to 11.25%                     19                     742,032.24                            0.54
11.26% to 11.50%                      5                     224,835.88                            0.16
11.51% to 11.75%                      4                      65,408.75                            0.05
11.76% to 12.00%                      4                     100,651.45                            0.07
Total:                             5754                  137,422,904.12                            100
Minimum:   5.990
Maximum:  11.875
WAC:   6.127


Approximately 96.88% of the Statistic Calculation Pool Mortgage Loans by Statistic Calculation Date Principal Balance are subject to an introductory rate per annum of 5.99% per annum.


                                                                                 PERCENT OF POOL BY
                                                 STATISTIC CALCULATION        STATISTIC CALCULATION
RANGE OF CREDIT LIMIT         NUMBER OF                 DATE PRINCIPAL               DATE PRINCIPAL
UTILIZATION RATES        MORTGAGE LOANS                        BALANCE                      BALANCE

0.0000% to 10.000%                 666                     279,089.08                     0.2
10.001% to 20.000%                 116                     962,611.01                     0.7
20.001% to 30.000%                 182                   1,987,633.81                    1.45
30.001% to 40.000%                 229                   3,181,144.50                    2.31
40.001% to 50.000%                 293                   4,530,594.46                     3.3
50.001% to 60.000%                 297                   5,225,233.57                     3.8
60.001% to 70.000%                 438                   7,972,450.84                     5.8
70.001% to 80.000%                 354                   8,227,651.90                    5.99
80.001% to 90.000%                 363                   9,866,770.43                    7.18
90.001% to 100.000%               2816                  95,189,724.52                   69.27
Total:                            5754                 137,422,904.12                     100
Minimum:   0.000
Maximum:  100.000
Simple Average:   71.470



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.




                                                                                    PERCENT OF POOL BY
                                                    STATISTIC CALCULATION        STATISTIC CALCULATION
                                     NUMBER OF             DATE PRINCIPAL               DATE PRINCIPAL
RANGE OF CREDIT LIMITS          MORTGAGE LOANS                    BALANCE                      BALANCE

0.00 to 10,000.00                     78                     495,636.51                    0.36
10,000.01 to 20,000.00              1913                  23,070,021.09                   16.79
20,000.01 to 30,000.00              1575                  29,170,222.76                   21.23
30,000.01 to 40,000.00               836                  20,594,587.57                   14.99
40,000.01 to 50,000.00               558                  17,135,732.81                   12.47
50,000.01 to 60,000.00               224                   8,813,718.08                    6.41
60,000.01 to 70,000.00               141                   6,340,518.75                    4.61
70,000.01 to 80,000.00               109                   5,803,564.28                    4.22
80,000.01 to 90,000.00                64                   4,007,617.36                    2.92
90,000.01 to 100,000.00              138                   7,147,198.08                     5.2
100,000.01 to 125,000.00              38                   2,917,323.84                    2.12
125,000.01 to 150,000.00              35                   3,981,062.62                     2.9
150,000.01 to 175,000.00              14                   1,530,456.02                    1.11
175,000.01 to 200,000.00              10                   1,336,688.87                    0.97
200,000.01 to 225,000.00               3                     245,078.31                    0.18
225,000.01 to 250,000.00               7                     968,003.94                     0.7
250,000.01 to 275,000.00               1                     265,000.00                    0.19
275,000.01 to 300,000.00               2                     599,986.19                    0.44
300,000.01 to 325,000.00               1                     305,400.00                    0.22
350,000.01 and up                      7                   2,695,087.04                    1.96

Total:                              5754                 137,422,904.12                     100
Minimum:   10,000.00
Maximum:   500,000.00
Simple Average:   34,164.87



                                                                                    PERCENT OF POOL BY
                                                    STATISTIC CALCULATION        STATISTIC CALCULATION
                                     NUMBER OF             DATE PRINCIPAL               DATE PRINCIPAL
MAXIMUM RATES                   MORTGAGE LOANS                    BALANCE                      BALANCE
12.250                                52                   1,148,289.49                    0.84
12.500                                33                     690,443.05                    0.5
15.000                                29                     519,542.96                    0.38
16.000                               110                   2,152,271.33                    1.57
17.000                               599                  11,477,446.42                    8.35
18.000                              4931                 121,434,910.87                   88.37
Total:                              5754                 137,422,904.12                     100

Minimum:   12.250
Maximum:   18.000
Weighted Average:   17.798


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.



                                                                                    PERCENT OF POOL BY
RANGE OF MONTHS                                     STATISTIC CALCULATION        STATISTIC CALCULATION
REMAINING TO                         NUMBER OF             DATE PRINCIPAL               DATE PRINCIPAL
SCHEDULED MATURITY              MORTGAGE LOANS                    BALANCE                      BALANCE

151 - 155                              759                  17,014,215.75                   12.38
296 - 300                             4914                 118,994,297.91                   86.59
301 - 305                               81                   1,414,390.46                    1.03
Total:                                5754                 137,422,904.12                     100

ASSUMES THAT THE DRAW PERIOD FOR STATISTIC CALCULATION POOL MORTGAGE LOANS WITH FIVE YEAR DRAW PERIODS WILL BE EXTENDED FOR AN ADDITIONAL FIVE YEARS.



                                                                                    PERCENT OF POOL BY
                                                    STATISTIC CALCULATION        STATISTIC CALCULATION
                                     NUMBER OF             DATE PRINCIPAL               DATE PRINCIPAL
ORIGINATION YEAR                MORTGAGE LOANS                    BALANCE                      BALANCE

1997                                  5754                 137,422,904.12                     100
Total:                                5754                 137,422,904.12                     100





                                                                                    PERCENT OF POOL BY
                                                    STATISTIC CALCULATION        STATISTIC CALCULATION
NUMBER OF DAYS                       NUMBER OF             DATE PRINCIPAL               DATE PRINCIPAL
DELINQUENT                      MORTGAGE LOANS                    BALANCE                      BALANCE

0 - 29                                5754                 137,422,904.12                     100
Total:                                5754                 137,422,904.12                     100




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR COUNTRYWIDE SECURITIES CORPORATION REPRESENTATIVE IMMEDIATELY.